Exhibit 10.4

FIRST AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT AMENDMENT NO. 5

This FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AMENDMENT NO. 5 (this “Amendment”), is dated as of January 27, 2026, among Kelly Receivables Funding, LLC, as seller (the “Seller”), Kelly Services, Inc., as servicer (the “Servicer”), PNC Bank, National Association (“PNC”), as a Related Committed Purchaser, as Purchaser Agent for the PNC Purchaser Group, as LC Bank (in such capacity, the “LC Bank”) and as an LC Participant (in such capacity, the “LC Participant”), and PNC Bank, National Association, as administrator for each Purchaser Group (in such capacity, the “Administrator”), to FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 5, 2016, among Seller, Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, LC Bank, LC Participant, and Administrator (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, the Seller desires to amend the Receivables Purchase Agreement to modify the terms thereof;

WHEREAS, the Purchaser Agents, Related Committed Purchasers, Conduit Purchaser, LC Bank, LC Participant, and Administrator agree to amend the Receivables Purchase Agreement pursuant to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Seller, Servicer, Purchaser Agent, LC Bank, LC Participant, and Administrator hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement.

Section 2. Amendments to the Receivables Purchase Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Purchase Agreement shall hereby be amended as follows:

2.1. The following defined terms appearing in Exhibit I to the Receivables Purchase Agreement are hereby amended and restated in their entireties and as so amended and restated shall read as follows:

“Affiliate” means, as to any Person: (a) any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (b) who is a director or officer: (i) of such Person or (ii) of any Person described in clause (a), except that, in the case of each Conduit Purchaser, Affiliate shall mean the holder of its capital stock or membership interest, as the case may be; provided that, prior to the consummation of the Permitted Holder Acquisition, neither the Kelly Trust nor any member of the Kelly Family shall be an “Affiliate” for purposes of this definition. For purposes of this definition, control of a Person shall mean the power, direct or indirect: (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise.

“Change in Control” means (a) that Kelly ceases to own, directly or indirectly, (i) 100% of the membership interests of the Seller free and clear of all Adverse Claims or (ii) 100% of the voting stock of any Originator (other than Kelly) free and clear of all Adverse Claims (other than the pledge of any such interest therein of Kelly or any Originator solely pursuant to the Credit Agreement and the other “Loan Documents” (as such term is defined in the Credit Agreement), (b) subject to the exceptions contained in the next sentence, any Person or group of Persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) shall after the Closing Date either (i) acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) in excess of 50% of the outstanding shares of voting stock of Kelly or (ii) obtain the power (whether or not exercised) to elect a majority of Kelly’s directors or (c) a “Change in Control” (as such term is defined in the Credit Agreement, without giving effect to any amendment, supplement, modification or waiver of such definition to which the Administrator, the LC Bank and each of the Majority LC Participants and Majority Purchaser Agents have not consented). A Change in Control shall not include any acquisition of beneficial ownership (as defined above) or the power to elect a majority of Kelly’s directors (i) prior to the consummation of the Permitted Holder Acquisition, by any Person who is, or group of Persons (as defined above) which includes, a member of the Kelly Family or who is or are acting for the benefit of any member of the Kelly Family, nor shall Change in Control include any change in legal title to, or any trustee of, the Kelly Trust or the admission within or to, or withdrawal from, the Kelly Trust of any beneficiary and (ii) on or after the consummation of the Permitted Holder Acquisition, any Permitted Holder.

2.2. The following defined terms are hereby added to Exhibit I of the Receivables Purchase Agreement, in alphabetical order

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Permitted Holder” means (a) Hunt Companies, Inc., a Delaware corporation (“Hunt”) and (b) any other entity that is directly or indirectly majority owned and controlled by Hunt.

“Permitted Holder Acquisition” means a Permitted Holder (a) acquires from the Kelly Trust beneficial ownership in excess of 50% of the outstanding shares of voting stock of Kelly or (b) obtains the power to elect a majority of the Kelly’s directors.

Section 3. Representations of the Seller and Servicer. Each of Seller and Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 4. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Administrator shall have received a fully-executed counterpart of this Amendment;

(b) each representation and warranty of Seller and Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

(c) no Termination Event, as set forth in Exhibit V of the Receivables Purchase Agreement, shall have occurred and be continuing.

Section 5. Amendment. The Seller, Servicer, the Purchaser Agents, the Related Committed Purchasers, the Conduit Purchasers (if any), the LC Bank, the LC Participants, and the Administrator hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Purchase Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Purchase Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of a signature page to, or an executed counterpart of, this Amendment by facsimile, email transmission of a scanned image, or other electronic means, shall be effective as delivery of an originally executed counterpart. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this document shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, Seller, Servicer, Purchaser Agents, Related Committed Purchasers, Conduit Purchaser, LC Bank, LC Participant, and Administrator and their respective successors and permitted assigns.

Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Governing Law and Jurisdiction. The provisions of the Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

KELLY RECEIVABLES FUNDING, LLC,
as Seller

By:	/s/ Michael F. Orsini
Name: Michael F. Orsini
Title: Vice President, Tax & Treasurer

KELLY SERVICES, INC., as Servicer

By:	/s/ Michael F. Orsini
Name: Michael F. Orsini
Title: Vice President, Tax & Treasurer

[Signature Page to

Amended and Restated Receivables Purchase Agreement Amendment No. 5]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Michael Ferragonio
Name: Michael Ferragonio
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Bank Purchaser Group, as a Related Committed Purchaser, as the LC Bank and as an LC Participant

By:	/s/ Michael Ferragonio
Name: Michael Ferragonio
Title: Senior Vice President

[Signature Page to

Amended and Restated Receivables Purchase Agreement Amendment No. 5]